May 22, 1996


VIA FACSIMILE MAIL
Lakeville Investors           The Balcor Company       Daniel J. Perlman, Esq.
c/o The Balcor Company        2355 Waukegan Road       Katten Muchin & Zavis
2355 Waukegan Road            Suite A200               Suite 2100
Suite A200                    Bannockburn, IL  60015   525 W. Monroe Street
Bannockburn, IL  60015        Attn:  Al Lieberman      Chicago, IL  60661
Attn:  Ilona Adams

     Re: Agreement of Sale, dated as of the 23rd day of April, 1996 ("the Agreement") between The Lakeville Investors, as Seller, and ERP Operating Limited Partnership, as Purchaser, for the purchase of Lakeville Apartments, Petaluma, California (the "Property").

Dear Ms. Adams and Messrs. Lieberman and Perlman:

Purchaser hereby requests that the Agreement be modified to change
July 19, 1996 in the seventh line of Section 9 thereof to August 3, 1996. Please acknowledge Seller's acceptance of this modification to the Agreement by executing this letter in the space provided below and returning it via facsimile mail to Purchaser.


                                   ERP OPERATING LIMITED PARTNERSHIP,
                                   an Illinois limited partnership

                                   By:  Equity Residential Properties Trust,
                                        a Maryland Real Estate Investment
                                        Trust, its general partner

                                        By:  /s/ Bruce C. Strohm
                                             ---------------------------------
                                                 Bruce C. Strohm
                                                 Executive Vice President

Approved and Accepted this 22nd day of May, 1996

LAKEVILLE INVESTORS, an Illinois joint venture

By:  The Balcor Company, a Delaware corporation,
     a general partner of its general partner

     By:  /s/ Alan Lieberman
          ------------------------------
              Alan Lieberman
              Senior Vice President
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